Dana Incorporated

Off-Highway Divestiture Update
June 12, 2025

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Forward-Looking Statements

Certain statements and projections contained in this communication are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Dana's current expectations, estimates, and projections about Dana's industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," and similar expressions, and variations or negatives of these words. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the expected net cash proceeds from the proposed transaction and plans to repay debt and return capital to shareholders; the prospective performance and outlook of Dana's business, performance and opportunities following the completion of the transaction, including the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause Dana's actual results to differ materially and adversely from those expressed in any forward-looking statement. Such risks and uncertainties include, without limitation, risks related to the ability of the parties to complete the proposed transaction on the proposed terms and schedule, including obtaining required regulatory approvals; risks associated with the proposed transaction, such as that the expected benefits of the proposed transaction will not occur; risks related to future opportunities and plans for Dana, including uncertainty regarding the expected financial performance and results of Dana following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, or suppliers; and the possibility that if Dana does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Dana's shares could decline, as well as other risks related to Dana's business. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss additional important risk factors that could affect Dana's business, results of operations and financial condition. The forward-looking statements in this communication speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Divestiture of Off-Highway Business



Transaction

- Dana Incorporated has entered into a definitive agreement to sell its Off-Highway business to Allison Transmission Holdings Inc. (NYSE: ALSN)
- Enterprise value of $2.7B
- Retaining certain assets from the Off-Highway segment totaling sales of ~$130M
- 100% cash consideration

Transformative action

- Achieves premium multiple and significant value for Dana shareholders
- Positions Dana with a streamlined go-to-market approach dedicated to Light Vehicle Systems and Commercial Vehicle Systems customers
- Focuses portfolio on traditional and electrified products based on common technologies across businesses
- Strengthens balance sheet through substantial debt reduction
- Delivers significant return of capital to shareholders

Transformative Transaction Delivering Significant Value



Transaction Summary

Acquiror

- Allison Transmission Holdings Inc. (NYSE: ALSN)

Valuation and Proceeds

- Enterprise value of $2.7B, subject to regular closing adjustments implied multiple of **~7.0x expected Off-Highway 2025 Adj. EBITDA**[1]
- 100% cash consideration
- Expected to generate **~$2.4B of net cash proceeds** after tax, other transaction expenses, and assumed liabilities

Timing

- Expected to close in late Q4 2025
- Subject to customary regulatory approvals and closing conditions

Use of Proceeds

- ~$2B of debt paydown to achieve target net leverage of ~1x over the business cycle
- $550M of capital return to shareholders, $1B total authorized through 2027

Note1: Expected Off-Highway adjusted EBITDA is EBITDA for the Off-Highway segment adjusted for excluded operations and certain corporate costs
Refer to appendix Non-GAAP financial information for further information.

New Dana: Focused Markets and Technologies

SEGMENTS

LIGHT VEHICLE

70%



COMMERCIAL VEHICLE

30%



TECHNOLOGIES

DRIVE
Axles, e-Axles, propshafts / driveshafts, conventional, hybrid and BEV transmissions

THERMAL
Battery, motor, and electronics cooling; transmission and engine oil cooling; charge air cooling; active warm-up; thermal-acoustical protective shielding

ELECTRODYNAMIC
Motors, inverters, controllers, software, and bi-polar fuel-cell plates

SEALING
Battery and inverter housing gaskets; cam covers, oil pan modules, engine and transmission gaskets and seals, transmission separator plates

PRODUCTS
OEM & Aftermarket



As of Dec. 31, 2024, adjusted to give effect to the transaction. Consolidated sales only.

New Dana: Global Scale and Broad Customer Base

~$7.6B estimated 2024 sales[1]

65 major manufacturing facilities

26 countries with Dana presence

6 continents

~28,000 employees globally

5,000+ customers in 120 countries

Light Vehicle Systems

Commercial Vehicle Systems

Common Key Customers

BYD · Ford · gm · HYUNDAI · ISUZU · mahindra · NISSAN · RENAULT · STELLANTIS · TATA · TOYOTA · VOLVO

Estimated 2024 Sales[1] by Customer

Customer	Share
Ford	31%
Stellantis	10%
Volkswagen	7%
PACCAR	6%
Toyota	5%
GM	4%
Tata	4%
Renault/Nissan	4%
Volvo	3%
Daimler	2%
All Other Customers	24%

Note 1: Estimated 2024 sales is external Dana 2024 reported sales less reported sales for the off-highway segment. Actual restated 2024 sales will be subject to adjustments for excluded operations and continuing sales to the divested business.

New Dana: Debt Reduction and Shareholder Return Plan

Net Leverage



2.8x
~1x
Current
New Dana Target
Over Business Cycle

Capital Allocation Priorities

Organic Growth

- Allocate capital internally to highest-return opportunities
- Drive profitable organic growth

Debt Repayment

- Achieve ~1x net leverage target over the business cycle
- Reduce interest expense, enhance operating flexibility

Return of Capital

- Return cash to shareholders via dividends and opportunistic share repurchases
- Authorization of up to $1B in capital return through 2027 in addition to existing dividend



New Dana: Outlook 2025

Current full-year guidance maintained

- Off-highway will be treated as discontinued operations beginning in Q2

Market assumptions included in outlook:

- NA commercial vehicle demand softening
- Light vehicle demand stable
- Tariff exposure continues to decline, mitigation and recovery efforts accelerating

Realization of $300M cost savings plan on track

- 2025 cost savings of $225M

Generating strong adjusted free cash flow

- Targeting $225M

Full-Year Guidance Ranges Maintained



New Dana: Outlook 2026 and Beyond

$300M cost savings plan on track for 2026

Anticipate that in 2026 new Dana will have:

- Adjusted EBITDA margins of 10-10.5%
- Stranded cost from transaction estimated to be $35-$40M in 2026, partially offset by transitional service agreement reimbursements. Expect to substantially eliminate stranded costs by year end
- Significantly lower cash taxes and interest of approximately $200M
- Adjusted free cash flow of ~4% of sales

$1B capital return to shareholders authorized through 2027

- In addition to existing dividend

Growth trajectory maintained

- Robust three-year new sales backlog
- Continue to invest to win new business

Trajectory for Profitable Growth



Investment Highlights

Delivering Commitments

✓ **Realization of aggressive cost reduction targets**

✓ **Sale of Off-Highway business**

- Shareholder value creation
- Strengthen balance sheet
- Significant capital return to shareholders

New Dana positioned to win

✓ **10-10.5% Adjusted EBITDA margins in 2026**

✓ **Adjusted free cash flow of ~4% of sales**

- Invest and grow
- Ongoing capital returned to shareholders through $1B return authorization

DANA

People Finding A Better Way®

Non-GAAP Financial Information

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Expected Off-Highway adjusted EBITDA is EBITDA for the Off-Highway segment adjusted for excluded operations and certain corporate costs.

We have not provided a reconciliation of our Off-Highway adjusted EBITDA to the most comparable GAAP measure of net income (loss). Providing expected net income (loss) is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss), including restructuring actions, asset impairments and certain income tax adjustments. See our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that include reconciliations with the most comparable GAAP measures that are indicative of the reconciliations that would be prepared upon completion of the period covered by the expected non-GAAP measure.